Exhibit 99

JOINT FILING AGREEMENT

In accordance with Rule 13d-1(k)(1) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree that they are jointly filing this statement on Schedule 13G. Each of them is responsible for the timely filing of such statement and any amendments thereto, and for the completeness and accuracy of the information concerning such person contained therein; but none of them is responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate.

IN WITNESS WHEREOF, the undersigned hereby execute this Joint Filing Agreement as of the 4th day of November, 2019.

Carlyle Group Management L.L.C.

By:	/s/ Anne Frederick, attorney-in-fact

Name:	Curtis L. Buser
Title:	Chief Financial Officer

The Carlyle Group L.P.
By: Carlyle Group Management L.L.C., its general partner

By:	/s/ Anne Frederick, attorney-in-fact

Name:	Curtis L. Buser
Title:	Chief Financial Officer

Carlyle Holdings I GP Inc.

By:	/s/ Anne Frederick, attorney-in-fact

Name:	Curtis L. Buser
Title:	Chief Financial Officer

Carlyle Holdings I GP Sub L.L.C.
By: Carlyle Holdings I GP Inc., its managing member

By:	/s/ Anne Frederick, attorney-in-fact

Name:	Curtis L. Buser
Title:	Chief Financial Officer

Carlyle Holdings I L.P.

By:	/s/ Anne Frederick, attorney-in-fact

Name:	Curtis L. Buser
Title:	Chief Financial Officer

TC Group, L.L.C.
By: Carlyle Holdings I L.P., its managing member

By:	/s/ Anne Frederick, attorney-in-fact

Name:	Curtis L. Buser
Title:	Chief Financial Officer

TC Group Sub L.P.
By: TC Group, L.L.C., its general partner
By: Carlyle Holdings I L.P., its managing member

By:	/s/ Anne Frederick, attorney-in-fact

Name:	Curtis L. Buser
Title:	Chief Financial Officer

TC Group CEMOF II, L.L.C.

By:	/s/ Ryan R. Toteja

Name:	Ryan R. Toteja
Title:	Authorized Person

CEMOF II General Partner, L.P.

By:	/s/ Ryan R. Toteja

Name:	Ryan R. Toteja
Title:	Authorized Person

CEMOF II AIV, L.P.
By: CEMOF II General Partner, L.P., its general partner
By: TC Group CEMOF II, L.L.C., its general partner

By:	/s/ Ryan R. Toteja

Name:	Ryan R. Toteja
Title:	Authorized Person

Mineral Royalties One, L.L.C.

By:	/s/ Ryan R. Toteja

Name:	Ryan R. Toteja
Title:	Authorized Person